UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) – February 22, 2022

WEST PHARMACEUTICAL SERVICES, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania	1-8036	23-1210010
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

530 Herman O. West Drive, Exton, PA		19341-0645
(Address of principal executive offices)		(Zip Code)
 Registrant’s telephone number, including area code: 610-594-2900

Not Applicable
(Former name or address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.25 per share	WST	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

After 20 years of dedicated service, Patrick Zenner informed West Pharmaceutical Services, Inc. (the “Company”) on February 22, 2022, of his intention to retire and not to stand for re-election as Chairman to the Company’s Board of Directors ("Board") at the next Annual Meeting of Shareholders, scheduled to be held on May 24, 2022 (the “Annual Meeting”). Mr. Zenner will continue to actively serve on the Company’s Board until the Annual Meeting. Mr. Zenner has informed the Company that there is no disagreement between him and the Company on any matter relating to its operations, polices or practices.

Eric M. Green, President and Chief Executive Officer ("CEO"), will assume the additional responsibility of Chair of the Company's Board upon Mr. Zenner's retirement. In accordance with West's corporate governance principles, when the roles of Chair and CEO are combined, the Board will appoint a Lead Independent Director. Accordingly, West has appointed Paolo Pucci as the Lead Independent Director for the Board of Directors, effective at the Annual Meeting. Mr. Pucci will be the primary liaison between Mr. Green and the Board of Directors with ability to call and lead independent sessions with the Board.

Item 7.01 Regulation FD Disclosure.

On February 28, 2022, the Company issued a press release announcing the retirement of Mr. Zenner from the Board. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information in this report (including Exhibit 99.1) is being furnished pursuant to Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liabilities of that section, nor will it be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific referencing in such filing.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibit No.	Description
	99.1	West Pharmaceutical Services, Inc. Press Release, dated February 28, 2022.
	104	The cover page from the Company’s Current Report on Form 8-K, dated February 22, 2022, formatted in Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEST PHARMACEUTICAL SERVICES, INC.

/s/ Kimberly Banks MacKay
Kimberly Banks MacKay
Senior Vice President, General Counsel and Corporate Secretary

February 28, 2022

EXHIBIT INDEX

Exhibit No.	Description
99.1	West Pharmaceutical Services, Inc. Press Release, dated February 28, 2022.
104	The cover page from the Company’s Current Report on Form 8-K, dated February 22, 2022, formatted in Inline XBRL.

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